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Exhibit 10.12
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                              BARNES & NOBLE, INC.

                                RECORD OF ACTION

Pursuant to authority granted to me in my capacity as Vice President, Human Resources Administration, of Barnes & Noble, Inc. (the "Company") by the Board of Directors of the Company (the "Board") by written action in lieu of a meeting of the Board of Directors on November 19, 1999 which extended to me authority to take such actions as may be necessary to carryout the intent of the resolutions adopted by such written action, the undersigned hereby takes the following action:

      RESOLVED, that the Barnes & Noble, Inc. Employees' Retirement Plan be, and hereby is, amended, effective as of January 1, 2000, in the following respects:

     1. Section 1.09 is amended by the addition of the following sentence to the end thereof:

         "Notwithstanding any Plan provision to the contrary, Certified Earnings shall not include any amount paid to an Eligible Employee on or after January 1, 2000."

     2. Section 1.12 is amended by replacing the second sentence thereof with the following:

         "In determining a Participant's Covered Compensation for any Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made; provided, however, in determining a Participant's Covered Compensation for any Plan Year commencing on or after January 1, 2000, no increases in the taxable wage base, effective after December 31, 1999, shall be taken into account."

     3. Section 1.19 is amended by the addition of the following sentence to the end thereof:


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         "Notwithstanding any Plan provision to the contrary, Final Average
         Compensation shall be determined without regard to any Certified Earnings paid on or after January 1, 2000."

     4. Section 2.01 is amended by the addition of the following sentence to the end thereof:

         "Notwithstanding the foregoing, no Eligible Employee shall become a Participant on or after January 1, 2000, and participation in the Plan shall be frozen as of said date, except as otherwise provided in
         Section 3.03."

     5. Section 3.02(b) is amended by adding the words "and prior to January 1, 2000" to the end thereof.


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     6.  Section 3.02 is amended by the addition of the following to the end thereof:

         "(e) Notwithstanding any Plan provision to the contrary, Credited Service shall not be counted for any period of service rendered on or after January 1, 2000."

     7. Section 1.19 of Appendix B is amended by the addition of the following to the end thereof:

         "Notwithstanding any Plan provision to the contrary, Final Average Compensation shall be determined without regard to any Compensation paid on or after January 1, 2000."

     8. Section 2.01(b) of Appendix B is amended by the addition of the following sentence at the end thereof:

         "Notwithstanding the foregoing, no Employee shall become a Participant on or after January 1, 2000, except as otherwise provided in Section 3.03."

     9. Section 3.02 of Appendix B is amended by adding in the second sentence thereof between the words "the Employer" and "due to service" the words "prior to January 1, 2000" and by the addition of the following to the end thereof:

         "Notwithstanding any Plan provision to the contrary, Credited Service shall not be counted for any period of service rendered on or after January 1, 2000."

     10. Section 1.09 of Appendix C is amended by adding in the first sentence thereof between the words "barnesandnoble.com llc" and "which is recognized" the words "rendered prior to January 1, 2000."

     11. Section 1.09 of Appendix C is amended by adding in the first sentence of the third paragraph thereof between the words "Retirement Plan" and "which is recognized" the words "rendered prior to January 1, 2000."

      March 1, 2000                            /s/Michelle Smith
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          Date                    Vice President, Human Resources Administration